                                                                   Exhibit 10.15


(CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY "*", AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION)


                              AMENDMENT NUMBER 1 TO
                            ASSET PURCHASE AGREEMENT
                            ------------------------


      THIS AMENDMENT NUMBER 1 (this "Amendment") TO THE ASSET PURCHASE AGREEMENT
                                     ---------
is made and entered into as of the 31st day of January, 2002, by and between SPEEDWAY SYSTEMS LLC, a North Carolina limited liability company d/b/a "Finish Line Events" ("Systems"), CHARLOTTE MOTOR SPEEDWAY, LLC, a Delaware limited
               -------
liability company ("Charlotte"), TEXAS MOTOR SPEEDWAY, INC., a Texas corporation
                    ---------
("Texas"), and BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation ("Bristol"
  -----                                                                -------
and, together with Systems, Charlotte and Texas, collectively, "Sellers" and
                                                                -------
each, individually, a "Seller"), and LEVY PREMIUM FOODSERVICE LIMITED
                       ------
PARTNERSHIP, an Illinois limited partnership ("Buyer").
                                               -----


                                   RECITALS

      WHEREAS, Sellers and Buyer entered an Asset Purchase Agreement dated November 29, 2001 (the "Asset Purchase Agreement");
                        ------------------------

      WHEREAS, the Asset Purchase Agreement contemplated a "Closing Date Deadline" of January 31, 2002, which may not be attainable due to the parties not being able to receive all necessary consents and licenses required under
Section VIII of the Asset Purchase Agreement;

      WHEREAS, the parties wish to close the Asset Purchase Agreement no later
                                                                      --------
than February 28, 2002; and
----

      WHEREAS, the parties wish to make certain amendments to the Asset Purchase Agreement with respect to the Boston Concessions Contract and the Equipment (as hereinafter defined) located in Illinois.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by Sellers and Buyer, the parties hereto agree as follows:

      1.  Concerning the Closing Date Deadline. The current Section 1.5 of the
          ------------------------------------
Asset Purchase Agreement shall be deleted and replaced in its entirety as follows:

          "Section 1.5. "Closing" means the consummation and effectuation of the
                        ---------
          transactions contemplated herein pursuant to the terms and conditions of the Agreement which shall be held in the offices of Sellers on such date and time as is reasonably agreed by the parties hereto provided that all conditions to Closing have been satisfied or duly waived at such time. The Closing shall be deemed effective as of the close of business on the Closing Date, but in all events shall occur no later than February 28, 2002 (the "Closing Date Deadline")."
                                                ---------------------

      2.  Concerning the Boston Concessions Contract.
          ------------------------------------------

          (a)  Schedule 1.9 (Excluded Assets) to the Asset Purchase Agreement
               ------------
is hereby amended in its entirety to read in accordance with Schedule 1.9
                                                             ------------
attached hereto, and Schedule 3.2 (Assumed Liabilities) to the Asset Purchase
                     ------------
Agreement is hereby amended in its entirety to read in accordance with Schedule
                                                                       --------
3.2 attached hereto.
---

          (b) In the event that Bristol is obligated, in accordance with Paragraph 1 of Section I of the Boston Concessions Contract, to purchase any further equipment, Buyer shall be obligated to reimburse Bristol for the cost of such equipment. Upon receipt of such reimbursement for any purchased equipment, Bristol shall transfer title to such equipment to Buyer, free and clear of all Encumbrances other than Encumbrances for personal property, use and other ad valorem taxes not yet due and payable and Encumbrances securing the Assumed Liabilities. All such equipment shall be deemed to be "Manager's Equipment" for purposes of the Management Agreement. Bristol will consult with Buyer prior to purchasing any such equipment. Upon the reasonable request of Buyer in writing, Bristol shall enforce against Boston Concessions Bristol's rights under the Boston Concessions Contract.

          (c) Paragraph (e) of Section 3.1 is hereby amended in its entirety, and a new paragraph (f) of Section 3.1 is hereby added, all as follows:

                (e) After the Closing, Buyer shall pay to Sellers' Agent, by wire transfer to an account or accounts designated by Sellers' Agent from time to time, the following amounts:

                     (i) * percent (* %) of gross receipts under the respective Baseball Contracts (provided, however, the amount payable to Sellers' Agent with respect to the Cal Ripken Baseball Contract shall not exceed * per year during the term of said Contract); for purposes of this Subsection (e), the term "gross receipts"
                                                  --------------
                means "Gross Revenue", "Gross Receipts", or other applicable expression of gross revenues under the respective Baseball Contracts, as more fully set forth in Schedule 3.1(e) attached hereto.
                   ---------------

                     (ii) * percent (* %) of all gross receipts, including without limitation from concessions operations and catering operations, under the Beach Contract; and

                     (iii) *  percent (* %) of the management fee
                payable under the Carolina Baseball Contract.

* Confidential portion has been omitted and filed seprately with the Commission.

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          The amounts payable under this Subsection (e) are herein
          called the "Concessions Payments." The Concessions Payments
                      --------------------
          will be paid to Sellers' Agent, by wire transfer to an account or accounts designated by Sellers' Agent, not later than the end of the month which next follows the month in which the applicable amounts are paid to Buyer under the Concessions Contracts. Such payment shall be accompanied by a statement (the "Statement") setting forth in reasonable
                            ---------
          detail the calculation of such payment. At any time during the term of the Management Agreement, and for a period of one (1) calendar year thereafter, Sellers' Agent and its designated representatives (including outside accountants) shall have the opportunity, at their sole cost and expense (subject to the provisions set forth below), to inspect the books and records of Buyer to verify the figures contained in each Statement. In the event that Sellers' Agent disputes such figures, Sellers' Agent shall deliver a written notice of such dispute to Buyer ("Dispute Notice"). If Sellers'
                                     --------------
          Agent and Buyer are unable to resolve such dispute within ninety (90) days following the delivery of the Dispute Notice, Sellers' Agent and Buyer shall immediately submit the dispute for resolution to a nationally recognized public accounting firm to be mutually agreed to by Sellers' Agent and Buyer (the "Accounting Firm"). The determination of
                          ---------------
          Gross Receipts and the applicable payments hereunder made by the Accounting Firm after a full and complete inspection of Buyer's books and records shall be final and binding upon the parties. If the Accounting Firm determines that the computation of Gross Receipts or the applicable payments hereunder contained in any Statement is inaccurate, then either Sellers shall promptly pay to Buyer or Buyer shall promptly pay to Sellers, such amount as is necessary to reflect the adjustment of Gross Receipts or the applicable payments hereunder based upon the Accounting Firm's determinations (the "Adjusted Amount"). If the Accounting
                               ---------------
          Firm determines that the computation of Gross Receipts or
          the applicable payments hereunder contained in any Statement, is understated by five percent (5%) or more, then, in addition to the Adjusted Amount, Buyer shall pay the entire cost of the Accounting Firm's engagement. In all other events, the cost of the Accounting Firm's engagement and the costs of Sellers' inspection of the books and records of Buyer shall be borne by Sellers.

                (f) After the Closing, Bristol shall pay to Buyer, by wire transfer to an account or accounts designated by Buyer,
          * percent (* %) of all compensation payable by Boston
          Concessions to Bristol under the Boston Concessions
          Contract. Such payments by Bristol shall be made not later than the end of the month which next

* Confidential portion has been omitted and filed seprately with the Commission.

          under the Boston Concessions Contract. Each of such payments by Bristol shall be accompanied by a statement (the "Boston
                                                               ------
          Statement") setting forth in reasonable detail the
          ---------
          calculation of such payment. The Subsection 3.1(e) above
          shall be applicable mutatis mutandis to Buyer's right to
                              ------- --------
          inspect Bristol's books and records, and dispute Bristol's figures, with respect to each Boston Statement.

      3.  Concerning the Equipment in Illinois. Schedule 4.3 (Encumbrances) to
          ------------------------------------  ------------

the Asset Purchase Agreement is hereby amended in its entirety to read in accordance with Schedule 4.3 attached hereto. Buyer agrees that the sale of the
                ------------
Purchased Assets under the Asset Purchase Agreement is subject to the matters set forth in said Schedule 4.3.
                  ------------

      4.  Concerning Schedule 4.5. Schedule 4.5 (Litigation) is hereby amended
          -----------------------  ------------
to read in its entirety in accordance with Schedule 4.5 attached hereto.
                                           ------------

      5.  Ratification of Agreement. Except as hereby amended, all of the terms
          -------------------------
and provisions contained in the Asset Purchase Agreement are hereby ratified by each of the parties hereto, and such terms and conditions shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

                              SELLERS:

                              SPEEDWAY SYSTEMS LLC



                              By: /s/ William R. Brooks, VP
                                  ----------------------------------------------
                                 Name:  William R. Brooks
                                 Title: VP


                              CHARLOTTE MOTOR SPEEDWAY, LLC



                              By: /s/ William R. Brooks, VP
                                  ----------------------------------------------
                                  Name:  William R. Brooks
                                  Title: VP


                              TEXAS MOTOR SPEEDWAY, INC.



                              By: /s/ William R. Brooks, VP
                                  ----------------------------------------------
                                  Name:  William R. Brooks
                                  Title: VP

                              BRISTOL MOTOR SPEEDWAY, INC.



                              By: /s/ William R. Brooks, VP
                                  ----------------------------------------------
                                  Name:  William R. Brooks
                                  Title: VP


                              BUYER:

                              LEVY PREMIUM FOODSERVICE LIMITED
                              PARTNERSHIP, an Illinois limited partnership



                              By: /s/ Robert E. Seiffert
                                  ----------------------------------------------
                                  Name:  Robert E. Seiffert
                                  Title: Treasurer of its General Partner